Exhibit 99.1

KAMAN CORPORATION BOARD OF DIRECTORS
CORPORATE GOVERNANCE PRINCIPLES

Table of Contents

Philosophy and Role of the Board

Selection and Composition of the Board
1. Board Membership Criteria
2. Selection and Orientation of New Directors
3. Director Elections [Adopted September 19, 2006]

Board Leadership
4. Selection of Chairman and CEO
5. Lead Director

Board Composition and Performance
6. Size of the Board
7. Independence of the Board
8. Directors Who Change Their Present Job Responsibility
9. Term Limits
10. Retirement Age
11. Board Compensation; Stock Ownership Guidelines
12. Executive Sessions of Independent Directors
13. Assessing the Board’s Performance
        14. Board’s Interaction with Institutional Investors, Press, Customers, etc.

Board Relationship to Senior Management
15. Regular Attendance of Non-Directors at Board Meetings
16. Board Access to Senior Management

Meeting Procedures
17. Selection of Agenda Items for Board Meetings; Board Materials

Committee Matters
18. Number, Structure and Independence of Committees
19. Assignment and Rotation of Committee Members
20. Frequency and Length of Committee Meetings
21. Committee Agenda

Leadership Development
22. Formal Evaluation of the Chief Executive Officer
23. Succession Planning and Management Development

September 19, 2006

Philosophy and Role of the Board

The primary mission of the Board is to represent and protect the interests of the company’s shareholders. In so doing, the Board has the legal responsibility for overseeing the affairs of the company and has certain specified powers and authorities with respect to corporate action provided by Connecticut law. The Board’s oversight function can and should be exercised through the election and appointment of competent officers. The Board nevertheless remains responsible for oversight and thus has an obligation to keep informed in order to assist management in formulating and developing plans; it also sets necessary criteria and serves as a body to review and advise management on the operations of the company. These duties should be discharged by the full Board, the Board’s committees, or the independent members of the Board, as appropriate in the circumstances.

Specific duties include:

(a)
Selecting the Chief Executive Officer; evaluating performance of the Chief Executive Officer; establishing compensation for the Chief Executive Officer; approving the selection of senior management; evaluating the performance of senior management; establishing compensation of senior management; periodic review of plans for management succession; and assessment of the soundness of the organizational structure;

(b)
Encouraging the long-term success of the company by exercising sound and independent business judgment with respect to significant strategic and operational issues, including major capital expenditures, diversifications, acquisitions, divestitures and new ventures;

(c)	Safeguarding corporate assets by periodically reviewing the financial affairs and policies of the company and overseeing the company’s financial reporting process and internal controls;

(d)	Ensuring the company’s compliance with applicable laws and regulations;

(e)	Being sensitive to the public and political environment, taking into account the responsibility of the company to it’s shareholders, employees, customers, and the community;

(f)	Evaluating the effectiveness of the Board as a body;

(g)	Reviewing and recommending the structure, composition, and responsibilities of the committees of the Board; and

(h)	Meeting in executive session regularly to allow full and candid discussion among Board members on matters of importance to the company.

Selection and Composition of the Board

1.	Board Membership Criteria

The Corporate Governance Committee is responsible for reviewing with the Board, on a periodic basis, the appropriate skills and characteristics required of Board members in the context of the current composition of the Board. This assessment should include issues of diversity, age, skills such as understanding of industries in which the company does business, international, financial or systems background, etc.—all in the context of an assessment of the perceived needs of the Board at that point in time.

2.	Selection and Orientation of New Directors

The Board is responsible for selecting its own members and in recommending them for election by the shareholders. The Board delegates the screening process involved to the Corporate Governance Committee which consults with the Chairman and Chief Executive Officer and an independent consultant after which it provides recommendations to the Board. The Board and the company have an orientation process for new Directors that includes background material, meetings with senior management and visits to company facilities. Once the Board has made the determination to add a new Director, the invitation to join the Board should be extended by the Chairman of the Board.

3.	Director Elections

Majority Vote. In an uncontested election for Directors (one in which the number of nominees does not exceed the number of Directors to be elected) at a meeting of shareholders duly called and held, any Director nominee who does not receive a majority of the votes cast but is elected pursuant to a plurality vote, shall promptly tender his or her resignation following certification of the shareholder vote by the Company's tabulation agent. For purposes of this policy, a "majority of the votes cast" means that the number of shares voted "for" a Director's election exceeds fifty percent (50%) of the number of votes cast with respect to that Director's election. "Votes cast" include votes to withhold authority and exclude abstentions with respect to that Director's election.

The Process. The Corporate Governance Committee shall make a recommendation to the Board as to acceptance or rejection of the tendered resignation or whether other action should be taken, and, depending on the recommendation, whether or not a resulting vacancy should be filled. The Board will act on the tendered resignation, taking into account the Committee's recommendation. The Board will publicly disclose its decision and the rationale therefor in a press release to be disseminated in the customary manner together with the filing of an SEC Form 8-K. This deliberation and disclosure process shall be completed within ninety (90) days after the aforementioned shareholder vote certification. A Director who has tendered his or her resignation in accordance with this Section 3 shall not participate in the Corporate Governance Committee's determination process and/or the Board’s action regarding the matter.

Factors. In arriving at their recommendations/decision, the Corporate Governance Committee and the Board shall evaluate such tendered resignation in light of the best interests of the Company and its shareholders and may consider any information that they consider relevant and appropriate, including the:

•	Director's qualifications in light of the overall composition of the Board;
•	Director's past and anticipated future contributions to the Board;
•	stated reasons, if any, for the "withheld" votes and if the underlying cause can be otherwise addressed; and
•
potential adverse consequences of accepting the resignation, including failure to comply with any applicable rule or regulation (including NASDAQ rules or federal securities laws) or triggering defaults or other adverse consequences under material contracts or the acceleration of change-in-control provisions and other rights in employment agreements, if applicable.

Determination; Board Vacancies. If the Board determines to accept the resignation of a Director nominee, the Board may, in its sole discretion, (a) fill the resulting vacancy with any other person pursuant to the provisions of Article Seventh of the Company’s Amended and Restated Certificate of Incorporation, or (b) reduce the number of Directors of the Board to equal the number of remaining Directors pursuant to the provisions of Article Seventh of the Company’s Amended and Restated Certificate of Incorporation. In the event the Board elects to fill the resulting vacancy on the Board, the term of the Director so elected shall expire at the next annual meeting of shareholders at which Directors are to be elected.

If the Board determines not to accept the resignation of a Director nominee, such Director will continue to serve until the annual meeting for the year in which such Director’s term expires and until such Director’s successor shall be duly elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Board Leadership

4.	Selection of Chairman and CEO

The Board should be free to make this choice any way that seems best for the company at a given point in time. Therefore, the Board does not have a policy on whether or not the role of the Chief Executive and Chairman should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee Directors or be an employee.

5.	Lead Director

Each year, the Board shall appoint from among its members an individual to serve as Lead Director. The Lead Director will be responsible for facilitating communication between the Board and the Chief Executive Officer, as appropriate, and shall preside at Board meetings when, at the request of the Board, the Chairman and Vice Chairman (if there is a Vice Chairman then serving) are not in attendance.

Board Composition and Performance

6.	Size of the Board

The size of the Board is currently nine members, with fifteen being the maximum number permitted by the Bylaws. It is the sense of the Board that a size of nine to eleven is appropriate at this time.

7.	Independence of the Board

The Board believes that as a matter of policy, a significant majority of the Board should consist of independent Directors. A Director will generally be considered 'independent' if he or she is not a current employee, does not receive remuneration from the company other than by virtue of his or her service as a Director, and does not have a business relationship with the company. In all cases, the Board follows legal and regulatory requirements for the definition of 'independence' relative to Board Committee service.

As of January 1, 2006, all Directors were independent, except for Paul Kuhn, the Chief Executive Officer.

8.	Directors Who Change Their Present Job Responsibility

Individual Directors who change the responsibility they held when they were elected to the Board should submit a letter of resignation to the Board. It is not the sense of the Board that in every instance the Directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Corporate Governance Committee, to review the continued appropriateness of Board membership under these circumstances. The Board believes this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns from that position, he/she should submit his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new Chief Executive Officer and the Board.

9.	Term Limits

The Board does not believe it should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

10.	Retirement Age

The Bylaws of the company provide for mandatory retirement at age 72 with the members of the Board serving at November 14, 2000 being grandfathered to age 75.

11.	Board Compensation; Stock Ownership Guidelines

The Corporate Governance Committee reviews the Board’s compensation structure on a biennial basis with a view to determining its competitiveness related to other similar U.S. companies. As part of a Director’s total compensation and to create a direct linkage with corporate performance, the Board believes that a meaningful portion of a Director’s compensation should be provided in Common Stock.

Effective February 21, 2006, the Board adopted stock ownership guidelines for itself consisting of a requirement that each Director own three times the current annual retainer and non-employee Directors who are not currently at this level are required to retain one-third of any newly vested restricted stock grants until the required level of ownership is achieved. In determining the value of the shares owned, the per share value will be the greater of the then current share value or the share value on the date the guidelines were adopted.

12.	Executive Sessions of Independent Directors

The independent Directors of the Board will meet in Executive Session following each regular meeting of the Board, with the Lead Director presiding as chairman. After each of these meetings, the Lead Director will discuss any relevant items with the Chief Executive Officer.

13.	Assessing the Board’s Performance

The Corporate Governance Committee is responsible to report annually to the Board an assessment of the Board’s performance. This will be discussed with the full Board. This review will ordinarily be performed during the fourth quarter of each year.

This assessment should be of the Board’s contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board, not to target individual Board members.

14.	Board’s Interaction with Institutional Investors, Press, Customers, Etc.

The Board believes that management speaks for the company. Individual Board members may, from time to time at the request of the management, meet or otherwise communicate with various constituencies that are involved with the company. If comments from the Board are appropriate, they should, in most circumstances, come from the Chairman.

Board Relationship to Senior Management

15.	Regular Attendance of Non-Directors at Board Meetings

The Board welcomes the regular attendance at each Board meeting of non-Board members as determined by the Chief Executive Officer.

16.	Board Access to Senior Management

Board members have complete access to the company’s management.

It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operation of the company and that such contact, if in writing, be copied to the Chairman and Chief Executive Officer.

Furthermore, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or (b) represent managers with future potential that the senior management believes should be given exposure to the Board.

Meeting Procedures

17.	Selection of Agenda Items for Board Meetings; Board Materials

The Chairman and Chief Executive Officer establishes the agenda for each Board Meeting, with input by the Corporate Governance Committee, as appropriate. Each Board member is free to suggest the inclusion of item(s) on the agenda.

Information that is important to the Board’s understanding of the business should be distributed in writing to the Board before the Board meets. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

Committee Matters

18.	Number, Structure and Independence of Committees

The current standing committees of the Board are considered appropriate. The standing committees are Corporate Governance, Audit, Personnel & Compensation, and Finance. From time to time, the Board may form a new committee or dissolve a current committee, as it deems appropriate. Each committee will adopt a charter to outline its responsibilities, which charter will be discussed with, and subject to approval by the Board. Each committee will review its charter on a periodic basis.

19.	Assignment and Rotation of Committee Members

The Corporate Governance Committee is responsible, after consultation with the Chief Executive Officer and with consideration of the desires of individual Board members, for the assignment of Board members to various Committees. The Corporate Governance Committee shall consist of the chairmen of the standing committees and the Lead Director, if that individual is not already a standing committee chairman.

Each Director shall have the opportunity to serve on two committees. Consideration should be given to rotating certain Committee members periodically at about a three year interval. The Board does not feel that such a rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director’s Committee membership for a longer period.

20.	Frequency and Length of Committee Meetings

The Committee Chairman, in conjunction with Committee members, will determine the frequency and length of the meetings of the Committee.

21.	Committee Agenda

The Chairman of the Committee, in conjunction with the appropriate members of management and staff, will develop the Committee’s agenda.

Leadership Development

22.	Formal Evaluation of the Chief Executive Officer

The Board believes that CEO performance should be evaluated annually and as a regular part of any decision with respect to CEO compensation. The Board and the Corporate Governance and Personnel and Compensation Committees currently share this responsibility. The Board has delegated responsibility to the Corporate Governance Committee to evaluate CEO performance and discuss its findings with the Personnel and Compensation Committee. The Corporate Governance Committee is responsible for setting annual and long-term performance goals for the CEO and for evaluation of his performance against such goals. The Committee meets annually with the CEO to receive his or her recommendations concerning such goals and to evaluate his or her performance against the prior year’s goals. The evaluation will be used by the Personnel and Compensation Committee in the course of its deliberations when considering the compensation of the CEO.

The CEO’s salary, bonus and long-term incentives will be ratified by the Board (with the CEO excusing himself from the meeting) following the Personnel & Compensation Committee’s action. Discussion of the CEO’s performance is part of the ratification process. The Chairman of the Corporate Governance Committee reviews comments of the Board with the CEO following each such meeting, as appropriate.

The Board believes the evaluation of the CEO should be a process based on both qualitative and quantitative factors, including performance of the business, accomplishments of long-term objectives, positioning of the company for the future development of management and leadership in the industry.

23.	Succession Planning and Management Development

There should be an annual review on succession planning given by the Chief Executive Officer to the Board. There should also be an annual review by the Chief Executive Officer with the Board on the company’s program for management development.

There should also be available, on a continuing basis, the Chief Executive Officer’s recommendation as to a successor should he/she be unexpectedly disabled.